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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  Form 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): JULY 1, 1997

                      METRO INFORMATION SERVICES, INC.
          (Exact name of registrant as specified in its charter)

       VIRGINIA                   000-22035                54-1112301
(State of incorporation)     (Commission File No.)      (I.R.S. Employer
                                                     Identification Number)

POST OFFICE BOX 8888 VIRGINIA BEACH, VIRGINIA                  23450
(Address of principal executive office)                      (Zip Code)

(757) 486-1900
(Registrant's telephone number, including area code)

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Item 5. Other Events

    On July 1, 1997, Metro Information Services, Inc. acquired the business operations of Data Systems Technology, Inc. The acquisition was accomplished using a portion of the proceeds of the initial public offering completed by Metro in January 1997 and will be accounted for using the purchase method of accounting. A copy of the News Release announcing the acquisition is attached.

Item 7 (c). Exhibits

    1. News Release dated July 1, 1997 announcing the acquisition of Data Systems Technology, Inc.

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto the duly authorized.

                                          METRO INFORMATION SERVICES, INC.

Date Signed: July 11, 1997                By: /s/ Robert J. Eveleigh
                                              ----------------------------
                                              Chief Financial Officer

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For Immediate Release                     For Further Information
                                          Julann Oppasser Donnelly
                                          Investor Relations
                                          (757)306-0299 or
                                          Dean Dranias,
                                          Dresner Corp. Services
                                          (312) 726-3200


         Metro Information Services Announces First Acquisition:
            Acquires Data Systems Technology of Columbia, SC.

    Virginia Beach, Virginia, July 1, 1997--Metro Information Services, Inc. (NASDAQ-MISI) today announced its first acquisition. Metro, an information technology services firm, purchased Data Systems Technology (DST), an information technology services company with offices in Columbia and Greenville, SC. DST's 1997 revenues are projected to exceed $3 million.

    While transaction terms were not disclosed, Metro's strategy is to make accretive acquisitions. DST's founder and President, John D. Asman, and his senior management group will continue to operate and manage the business as a division of Metro. With this acquisition, Metro has 26 offices in the United States and Puerto Rico.

    John H. Fain, Metro's President and CEO, said, "DST provides an excellent fit as our first acquisition because of our similar corporate cultures, the familiarity and mutual respect of our senior management teams, the compatibility of DST's existing South Carolina client base and DST's ability to contribute to Metro's business model."

    John Asman, DST's President and CEO, said, "We have known Metro for many years. The similarity of our goals and objectives led us to pursue this transaction. We are pleased to become a part of Metro."

    Metro provides a wide range of information technology consulting and software development services and has more than 1,350 consultants and a total staff of more than 1,500. Metro's services include application systems development and maintenance, information technology architecture and engineering, systems consulting, project outsourcing (including Year 2000 compliance) and general support services. Information about Metro is available via the Internets World Wide Web at http://www.MetroIS.com.
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   "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Forward-looking statements involve risks and uncertainties that could cause actual results to vary materially from those referred to in such statements. Please refer to a discussion of these and other factors in the Company's Annual Report on Form 10-K, plus Form 10-Qs and other Securities and Exchange Commission filings.

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                            Corporate Headquarters
                             200 Golden Oak Court
                           Reflections II, 3rd Floor
                            Virginia Beach, VA 23452

Arizona                                Ohio
Phoenix                                Cincinnati
                                       Columbus

Colorado                               Pennsylvania
Denver                                 Philadelphia

Caribbean Islands
San Juan, Puerto Rico                  South Carolina
                                       Columbia
District of Columbia                   Greenville
Washington
                                       Tennessee
Florida                                Nashville
Ft.Lauderdale
Jacksonville                           Texas
Orlando                                Dallas/Ft. Worth
Tampa                                  Houston

Georgia                                Virginia
Atlanta                                Richmond
                                       Roanoke
Illinois                               Virginia Beach/Norfolk
Chicago
                                       Washington
Kansas/Missouri                        Seattle
Kansas City
St. Louis

North Carolina
Charlotte
Greensboro/Winston-Salem
Raleigh/Durham



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